FEDERATED STOCK AND BOND FUND, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 1998

1. Please insert the following as the first subsection to the section entitled "MORTGAGE BACKED SECURITIES" on page 2 of the Statement of Additional
     Information:

 "The Fund may invest in mortgage-backed securities primarily by investing in another mutual fund that owns securities and that is advised by an affiliate of the Adviser. This other mutual fund is managed independently of the Fund and may incur additional administrative expenses. The Fund may also invest in such securities directly."

2. Please insert the following as the last subsection to the section entitled "DERIVATIVE CONTRACTS" which begins on page 4 of the Statement of Additional Information:


    "SWAPS. Swaps are contracts in which two parties agree to pay each other
    (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

        INTEREST RATE SWAPS. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

        CAPS AND FLOORS. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

        TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset."


3.   Please insert the following as the third subsection to the section entitled
     "SPECIAL   TRANSACTIONS"   on  page  5  of  the   Statement  of  Additional
     Information:

     "SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses."

4.   Please  delete the  following  from page 8 of the  Statement of  Additional
     Information:

     "ACQUIRING SECURITIES

     The Fund will not invest in securities issued by any other investment company or investment trust except in regular open-market transactions or as a part of a plan of merger or consolidation. It will not invest in securities of a company for the purpose of exercising control or management."

                                                               February 18, 1999

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Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 313911109
Cusip 313911208
Cusip 313911307
G01407-12 (2/99)